Financial risk management	12 Months Ended
Dec. 31, 2025
Financial risk management
Financial risk management

Note 28. Financial risk management

Through its business activities, the Company is exposed to various types of financial risk: foreign exchange risk, credit risk, liquidity risk, interest rate risk, fair value measurement - derivatives risk and inflation risk.

Foreign exchange risk

The table below shows, on December 31, 2025, the sensitivity analysis of the Company’s assets denominated in USD under the reasonable assumption of a variation of 5% based on the exchange rate at the closing date, to which the Company is exposed:

	Fair value as of	Impact of a 5% change
(in thousands of euros)	December 31, 2025	in exchange rate
Cash & cash equivalents dominated in US Dollars	24,792	(1,181)
Short-term deposits dominated in US Dollars	34,979	(1,666)
End of period rate at 31/12/25	1.175	1.234

	Fair value as of	Impact of a 5% change
(in thousands of euros)	December 31, 2024	in exchange rate
Cash & cash equivalents dominated in US Dollars	21,879	(1,042)
Short-term deposits dominated in US Dollars	8,182	(390)
End of period rate at 31/12/24	1.039	1.091

	Fair value as of	Impact of a 5% change
(in thousands euros)	December 31, 2023	in exchange rate
Cash & cash equivalents dominated in US Dollars	4,649	(221)
Short-term deposits dominated in US Dollars	2,715	(129)
End of period rate at 31/12/23	1.110	1.160

Credit risk

Credit risk arises from cash and cash equivalents and deposits with banks and financial institutions, as well as from client exposures.

The Company’s exposure to credit risk chiefly stems from trade receivables. The Company has put in place a system to monitor its receivables and their payment and clearance.

Generally, the Company is not exposed to a concentration of credit risk given the outstanding trade receivables balance at each reporting date.

Liquidity risk

Liquidity risk management aims to ensure that the Company has access to sufficient liquidity and financial resources to be able to meet present and future obligations.

The Company prepares short-term cash forecasts and annual operating cash flow forecasts as part of its budget procedures.

Prudent liquidity risk management involves maintaining sufficient liquidity, having access to financial resources through appropriate credit facilities and being able to unwind market positions.

The Company’s operations have consumed substantial amounts of cash since its inception. Developing pharmaceutical product candidates, including conducting clinical trials, is expensive, lengthy and risky, and the Company expects its research and development expenses to increase substantially in connection with its ongoing activities. Accordingly, the Company will continue to require substantial additional capital to continue its clinical development activities and potentially engage in commercialization activities.

At the date of these consolidated financial statements, the Company estimates, given its current cost structure and its projected expenditure commitments, to be able to finance its activities until the middle of the first quarter of 2027. If the T3 BSAs issued in the Structured Financing are exercised in full by their holders for proceeds of up to €116.0 million, the Company estimates that such potential additional proceeds would enable it to finance its activities until the middle of the third quarter of 2027 (see Note 3.18. – Going concern for more details).

These estimates are based on the Company’s current business plan, but excludes any potential future milestone payments payable to or by the Company and any additional expenditures related to the product candidate or resulting from any potential in licensing or acquisition of additional product candidates or technologies, or any associated development the Company may pursue. The Company may have based these estimates on assumptions that are incorrect or may amend its business plan in the future, and the Company may end up using its resources sooner than anticipated. These estimates may be shortened in the event of an increase, beyond the Company’s expectations, in expenditure relating to the development programs, or if the development program of the Company progresses more quickly than expected. In addition, there is no guarantee that the warrants in Tranche 3 will be exercised, if at all

The maturity analysis of financial liabilities based on undiscounted contractual cash flows is as follows:

December 31, 2025	Less than	Between 1	Between 3	More than
(in thousands of euros)	1 year	and 3 years	and 5 years	5 years
Bank borrowings	33,429	29,197	1,558	—
Accrued interest payable on loans	597	1,867	—	—
Lease liabilities	2,031	661	—	—
Royalty certificates liabilities	—	6,485	45,150	485,206
Trade payables	26,017	—	—	—
Other miscellaneous payables	2,738	—	—	—
Total debt	64,812	38,211	46,707	485,206

December 31, 2024	Less than	Between 1	Between 3	More than
(in thousands of euros)	1 year	and 3 years	and 5 years	5 years
Bank borrowings	3,275	57,418	2,002	668
Accrued interest payable on loans	73	1,816	—	—
Lease liabilities	2,642	2,330	4	—
Royalty certificates liabilities	—	—	—	422,472
Trade payables	32,862	—	—	—
Other miscellaneous payables	331	—	—	—
Total Debt	39,183	61,564	2,006	423,140

	Less than	Between 1	Between 3	More
December 31, 2023	1 year	and 3 years	and 5 years	than 5 years
Bank borrowings	3,011	18,774	29,447	1,558
Accrued interest payable on loans	82	3,636	—	—
Lease liabilities	1,388	1,982	—	—
Royalty certificates liabilities	—	—	3,472	53,556
Trade payables	26,918	—	—	—
Other miscellaneous payables	23	—	—	—
Total Debt	31,422	24,392	32,919	55,113

Accrued interest payable on loans with maturities between one and three years correspond to accrued interest on the EIB loan since the last contract anniversary date. The difference between the “accrued interests payable on loans” line presented in the above tables, amounting €2.4 million as of December 31, 2025, and the statement of financial position amounting €5.9 million as of December 31, 2025 (see Note 13 – Debt, Derivatives and Royalty certificates liabilities), arises from the discrepancy between the IFRS effective interest rate and the contractual rate.

Interest Rate Risk

The Company has relatively low exposure to interest rate risk. Such exposure primarily involves the money market funds and time deposit accounts. The outstanding bank loans bear interest at a fixed rate, and therefore the Company is not subject to interest rate risk with respect to these loans. Changes in interest rates have a direct impact on the rate of return on these investments and the cash flows generated. The repayment flows of the conditional advances from BPI France are not subject to interest rate risk.

Fair Value Measurement - Derivatives Risk

The Company is exposed to the fluctuations of the changes in the fair value of its derivatives, as the changes on the performance of the underlying can have a significant impact on the Statement of Income (Loss) statement.

Please refer to the Note 13 – Debt, Derivatives and Royalties certificates for detailed sensitivity.

Inflation Risk

Inflation has a general impact on the Company’s business in line with overall price increases, increases in the cost of borrowing, and operating in an inflationary economy. The Company saw a 3% price increase in 2025 during negotiations with the vendors, and such higher costs cannot be offset through price increases, as the Company does not have any approved products. It is not possible to predict the timing, strength, or duration of any inflationary period or economic slowdown or its ultimate impact on the Company. If the conditions in the general economy significantly deviate from present levels and continue to deteriorate, it could have a material adverse effect on the business, financial condition, results of operations and growth prospects of the Company.